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                                                                   EXHIBIT 10.4



                                                                       EXECUTION




                         REGISTRATION RIGHTS AGREEMENT

                                      among

                            KIRKLAND HOLDINGS L.L.C.,

                                KIRKLAND'S, INC.,

                         AFFILIATES OF KIRKLAND,s INC.,

                       CAPITAL RESOURCE LENDERS II, L.P.,

                           ALLIED CAPITAL CORPORATION,

                         ALLIED CAPITAL CORPORATION II,

                 THE MARLBOROUGH CAPITAL INVESTMENT FUND, L.P.,

                        CAPITAL TRUST INVESTMENTS, LTD.,

                                 CARL KIRKLAND,

                                ROBERT KIRKLAND,

                                  BRUCE MOORE,

                                       AND

                                 ROBERT ALDERSON


                                  June 12, 1996
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                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of this 12th day of June, 1996, by and among

                  - KIRKLAND HOLDINGS L.L.C., a Delaware limited liability company ("Holdings"),

                  - KIRKLAND'S INC., a corporation incorporated under Tennessee law ("Kirkland's" or the
                           "Representative"),

                  - the other corporations listed on the signature pages hereto (such other corporations, together with Kirkland's, being herein referred to individually as a "Company" and collectively as the "Company" or the "Companies" as the context requires),

                  - Capital Resource Lenders 11, L.P., a Delaware limited partnership ("CRL"),

                  - Allied Capital Corporation and Allied Capital Corporation II (collectively, "Allied"),

                  -        The Marlborough Capital Investment Fund, L.P.
                           ("Marlborough"),

                  - Capital Trust Investments, Ltd. ("CT" and together with CRL, Allied and Marlborough, the "Mezzanine Warrant Holders"),

                  -        CARL KIRKLAND,

                  -        ROBERT KIRKLAND,

                  -        BRUCE MOORE and

                  - ROBERT ALDERSON (Carl Kirkland, Robert Kirkland, Bruce Moore and Robert Alderson being herein referred to collectively as the "Individual Investors").

                  WHEREAS, on April 26, 1996, Holdings, the Companies and the Individual Investors executed a Recapitalization Agreement (the
"Recapitalization Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Recapitalization Agreement;

                  WHEREAS, pursuant to the Recapitalization Agreement, the Companies have filed amendments to their charters in Preparation for the Preliminary Recapitalization and the Recapitalization. The amended charter of each Company provides
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for the authorized capital of such Company as described in the Shareholders
Agreement.

                  WHEREAS, in connection with the Company's execution of the Senior Subordinated Note and Warrant Purchase Agreement dated on or about the date hereof (the "Mezzanine Purchase Agreement"), pursuant to which the Mezzanine Warrant Holders have loaned a total of $20,000,000 in subordinated debt to the Companies, the Mezzanine Warrant Holders have received (i) warrants to purchase up to 11904.8 shares of Common Stock, subject to adjustment in accordance with the terms of such warrants ("Mezzanine Warrants" and the shares subject to the Mezzanine Warrants, the "Warrant Shares") and (ii) warrants to purchase up to an additional 4335.1 shares of Common Stock, subject to adjustment in accordance with the terms of such warrants, the exercisability of which-is contingent upon the timing of certain events and the valuation of the Companies as evidenced by such event (the "Mezzanine Contingent Warrants" and the shares subject to the Mezzanine Contingent Warrants, the "Contingent Warrant Shares"); and

                  WHEREAS, options to purchase 7,143 shares of Common Stock, subject to adjustment in accordance with the terms of the option Agreements governing such options, (the "Option Agreements"), have been granted to the Management Investors, each having the option under the Option Agreements to purchase one third of such shares (the "Option Shares"); and

                  WHEREAS, as an inducement to completion of the transactions contemplated by the Recapitalization Agreement and the Mezzanine Purchase Agreement, the Companies have agreed to provide certain registration rights pursuant to the terms of this Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the parties hereto hereby agree as follows:

                  1. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

                           (a) "Act" shall mean the Securities Act of 1933, as
amended, or any similar federal statute enacted hereafter, and the rules and regulations of the commission thereunder, all as the same shall be in effect from time to time.

                           (b) "Commission" shall mean the Securities and
Exchange Commission or any other federal agency at the time administering the Act.

                           (c) "Common Stock" shall mean (i) the common stock,
par value $.Ol of each of the Companies and/or any


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successor Company, and (ii) any other capital stock of any class or classes
(however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the Payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in
(i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                           (d) "Company" shall mean the Companies, and
subsequently created affiliated companies, or any successor by merger or similar corporate consolidation thereto, and shall include any subsidiaries thereof.

                           (e) "Counterpart" shall mean a counterpart to this
Agreement in the form of Exhibit A hereto, pursuant to the execution of which a Person shall become bound by all of the terms and conditions to this Agreement.

                           (f) "Demand Piggybacker" shall have the meaning set
forth in Section 2(c) hereof.

                           (g) "Demand Registration" shall mean a Non-Mezzanine
Demand Registration or a Mezzanine Demand Registration.

                           (h) "Holder" shall mean each of the Shareholders if
such Shareholder holds Registrable Securities and any other person holding Registrable Securities or such other securities to whom these registration rights have been transferred pursuant to Section 12 of this Agreement; provided, however, that any person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Act or pursuant to a sale under Rule 144 under the Act shall not be considered a Holder.

                           (i) "Management Investors" shall mean Carl Kirkland,
Bruce Moore and Robert Alderson.

                           (j) "Mezzanine Demand Registration" shall have the
meaning set forth in Section 2(a) hereof.

                           (k) "Mezzanine Warrant Stock" shall mean, as of the
applicable date of determination, shares of Common Stock then issued or issuable to the Mezzanine Warrant Holders upon exercise of the Mezzanine Warrants or Contingent Mezzanine Warrants,



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assuming the maximum potential exercise of the Mezzanine Warrants or Contingent
Mezzanine Warrants as of such date of determination.

                           (l) "Non-Mezzanine Demand Registration" shall have
the meaning set forth in Section 2(b) hereof.

                           (m) "Person" shall mean an individual, partnership,
corporation, limited liability company, limited liability partnership, trust, joint venture, unincorporated association, or other entity or association.

                           (n) "Piggyback Registration" shall have the meaning
set forth in Section 3.

                           (o) "Preferred Stock" shall mean shares of the Class
A Preferred Stock and Class B Preferred Stock of the Companies from time to time outstanding.

                           (p) "Public Offering" shall mean an underwritten
public offering of Common Stock registered pursuant to the Act resulting in gross proceeds to the Companies of at least Thirty Million Dollars ($30,000,000).

                           (q) The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

                           (r) "Registered Holder" shall mean, with respect to a
registration statement, each Holder of Registrable Securities covered by such registration statement.

                           (s) "Registered Securities" shall mean, with respect
to a registration statement, the Registrable Securities covered by such registration statement.

                           (t) "Registrable Securities" shall mean (i) shares of
Common Stock held by the Shareholders from time to time and shall include shares of Mezzanine Warrant Stock, provided the Mezzanine Warrants are converted or exercised no later than the effective date of any registration with respect to which the Holder of such Mezzanine Warrants demanded a Demand Registration, is a Demand Piggybacker, or requested a Piggyback Registration as to the Common Stock issuable upon conversion or exercise of such Mezzanine Warrants, (ii) shares of Common Stock acquired by any Shareholder other than pursuant to a registration, either from any other shareholder of the Company in compliance with the terms of the Shareholders Agreement, or directly from the Company, and (iii) securities issued or received in respect of, or in exchange or in substitution for any of the foregoing, including, but not


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limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation/ sale of assets or other exchange of securities.

                           (u) "Shareholder" shall mean any Person who holds,
from time to time, any Common Stock, Preferred Stock or Mezzanine Warrants or Mezzanine Contingent Warrants, and who is or who becomes a party to this Agreement pursuant to the terms hereof.

                           (v) "Shareholders Agreement" shall mean that certain
Shareholders Agreement dated the date hereof and among the parties hereto, as amended from time to time.

                           (w) "1934 Act" shall mean the Securities Exchange Act
of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         2. Demand Registrations. The Holders may make a demand for registration of Common Stock as provided in this Section 2 at any time after the earlier to occur of (x) June 12, 1998 or (y) any time the Company becomes subject to
Section 13 or 15(d) of the 1934 Act.

                           (a) Mezzanine Demand. If the Company shall receive a
written request from Mezzanine Warrant Holders holding more than sixty-six and two-thirds percent (66.67%) of the Mezzanine Warrant Stock (determined without taking into account any shares of Common Stock previously sold to the public in a public offering) that the Company file a registration statement under the Act covering the registration for the offer and sale of all or part of the Mezzanine Warrant Stock (determined without taking into account any shares of Common Stock previously sold to the public in a public offering) (a "Mezzanine Demand Registration"), then the Company shall promptly notify in writing all other Holders of Registrable Securities (including other Mezzanine Warrant Holders) (a "Company Mezzanine Demand Notice").

                           (b) Other Demand. If the Company shall receive a
written request from Holders of more than fifty percent (50%) of the Registrable Securities other than the Mezzanine Warrant Stock, that the Company file a registration statement under the Act covering the registration for the offer and sale of all or part of such Holders' Registrable Securities (a "Non-Mezzanine Demand Registration"), then the Company shall promptly notify in writing all other Holders of Registrable Securities (including the Mezzanine Warrant Holders) of such request (the "Company Non-Mezzanine Demand Notice"). Upon receipt of the Company Non-Mezzanine Demand Notice, the Mezzanine Warrant Holders holding more than sixty-six and two-thirds percent (66.67 %) of the Mezzanine Warrant Stock (determined without taking into account


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any shares of Common Stock previously sold to the public in a public offering)
shall be entitled to render such demand for a Non-Mezzanine Demand Registration ineffective, null and void by making a demand for registration under subsection
(a) of this Section 2 for a Mezzanine Demand Registration within thirty (30) days after the Company Non-Mezzanine Demand Notice is given. In such event, (i) the preempted Non-Mezzanine Demand Registration shall be treated for all purposes, including for purposes of Section 2(d) hereof, as if it had never been made, (ii) the Company shall give a Company Mezzanine Demand Notice to other Holders contemplated by Section 2(a) (with all notices previously given by other Holders in connection with such Non-Mezzanine Demand Registration pursuant to
Section 2(c) being void), and (iii) Holders other than the Mezzanine Warrant Holders shall not be entitled to make a demand under this Section 2(b) until the Mezzanine Demand Registration shall have been completed or abandoned and all waiting periods required by this Agreement shall have been complied with.

                           (c) Procedure. Each request for a Mezzanine Demand
Registration or a Non-Mezzanine Demand Registration shall specify the number of shares of Registrable Securities requested to be sold. Within thirty (30) calendar days after a Company Mezzanine Demand Notice or Company Non-Mezzanine Demand Notice has been given, any other Holder (a "Demand Piggybacker") may give written notice to the Company of its intent to include its Registrable Securities in the registration (including without limitation any Holder whose demand is preempted under Section 2(b) above). As soon as practicable after the expiration of such thirty (30) day period, the Company shall cause all Registrable Securities that Holders have requested be registered to be registered under the Act, subject to the limitations contained in this Agreement.

                           (d) Number of Demands. Subject to the provisions of
Section 8 below, demand not be made unless the reasonably anticipated price to the public of such public offering would exceed Five Million Dollars ($5,000,000), (ii) may be made under Section 2(a) hereof a total of one (1) time and (iii) may be made under Section 2(b) hereof a total of two (2) times. An effective Demand Registration will not count as a Demand Registration for purposes of the preceding sentence if (a) the Holders whose Registrable Securities are to be included in such registration have not registered for sale at least seventy percent (70%) of the Registrable Securities requested to be registered in the registration statement for such registration by such Holders, or (b) the Holders have withdrawn their request for Demand Registration and have paid all fees and expenses as provided in Section 8 hereof.

                           (e) Delay of Registration. If at the time of any
request to register Registrable Securities pursuant to Section


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2(a) or (b) the Company is preparing or within thirty (30) days thereafter commences to prepare a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within (90) days after the request, or is engaged in any activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of four (4) months from the date of such request to register Registrable Securities, such right to delay a request to be exercised by the Company not more than once in any one (1) year period. Nothing in this Section 2(e) shall preclude a holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3 hereof.

                           3. Piggyback Registration. Subject to Section 9, if
at any time the company proposes to register any of its equity securities under the Act, either for its own account or for the account of others (unless already covered by Section 2 hereof) or pursuant to a request under Section 4 hereof, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of Registrable Securities (other than registration statement on Form S-8 or any successor form, or a registration in connection with any stock option, stock purchase or other benefit plan or for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity), the Company shall, each such time, promptly give each Holder written notice of such proposal (a "Piggyback Registration Notice"). Within thirty (30) days after the piggyback Registration Notice is given, the Holders shall give notice as to the number of shares of Registrable Securities, if any, which such Holders request be registered simultaneously with such registration by the Company ("Piggyback Registration"). The Company shall use its best efforts to include any Registrable Securities in such registration statement (or in a separate registration statement concurrently filed) which the Holders thereof request to be so included and to cause such registration statement to become effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 5 hereof. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of prior written notice to each Holder, (i) in the case of a determination not to effect

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registration, relieve itself of its obligation to register the Registrable
Securities in connection with such registration or (ii) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay in the registration of such other equity securities. Each Holder requesting inclusion in a registration pursuant to this Section 3 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company, notwithstanding the provisions of
Section 17 hereof); provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no right to revoke its request.

         4. Registrations on Forms S-2 and S-3. After the conclusion by the Company of an initial public offering of its Common Stock (which for purposes hereof shall include any Registrable Securities sold pursuant to Section 2 above) pursuant to a registration under the Act, at such time as the Company shall have qualified for the use of Forms S-2 and/or S-3 (as the case may be), or any similar form or forms promulgated by the Commission, the Holders of Registrable Securities shall each have the right to request an unlimited number of registrations on Form S-2 and/or Form S-3 (as the case may be). Any such request shall be in writing, shall specify the Registrable Securities intended to be sold or disposed of by the Holders thereof, shall state the intended method of disposition of such Registrable Securities by the Holder(s) requesting such registration and shall relate to Registrable Securities (i) in an amount exceeding two percent (2%) of all shares of Common Stock then outstanding, or
(ii) having proposed gross cash offering proceeds (prior to deduction of underwriters commissions and expenses, if any) of Two Million Dollars ($2,000,000) or more for all Registrable Securities to be included, on the basis of a reasonable (in light of the current market price) proposed per share offering price. The Company shall be obligated to effect such registration or registrations on Form S-2 or Form S-3 (as the case may be) as soon as practicable after receipt of such a request; provided, however, that the Company shall not be obligated to effect the filing of a registration pursuant to this
Section 4 (i) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertaining to a public offering of Common Stock for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that, in the good faith judgment of the Company's underwriter for an underwritten offering or of the Company's Board of Directors for any other


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offering, an offering pursuant to such a registration statement would interfere in any material respect with the successful marketing (including pricing) of the Common Stock to be included in the Company's proposed registration statement, or
(ii) if the Company's Board of Directors shall determine in good faith that such filing will interfere in any material respect with a pending or contemplated financing, merger, sale or assets, recapitalization or other similar corporate action of the Company. In the event the Company's obligations are abated pursuant to the foregoing proviso, and if any of the Holders on whose behalf the requested registration statement would be filed and who were unable to have all of the Registrable Securities included in the Company's registration statement pursuant to Section 3 then want such registration statement to be filed, the Company shall file such registration statement as promptly as practicable following (x) one hundred eighty (180) days after the effective date of the registration statement with respect to the offering referred to in clause (i) above, or (y) the date on which the transactions referred to in clause (ii) above shall have been completed or abandoned as the case may be); provided further, however, that the Company shall not be obligated to file and cause to become effective (a) more than two (2) registrations on Forms S-2 and/or S-3 in any one twelve (12) month period or (b) any registration on Form S-2 and/or S-3 within six (6) months after the effective date of any previous registration statement filed under Section 2 or Section 3, with respect to which all Holders who had requested the inclusion of any such shares in a registration statement were entitled to include in such registration statement all Registrable Securities requested to be included therein. No registration pursuant to this
Section 4 shall count as a Demand Registration pursuant to Section 2.

         5. Obligation of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission and to keep such registration effective until the earlier of (i) the date when all Registrable Securities covered by the registration statement have been sold or
(ii) in the case of a registration under Section 2 or 3 hereof, nine (9) months after the effective date of the registration statement or prospectus or any amendments or supplements thereto, or (iii) in the case of a shelf registration, the applicable period permitted under the Act. The Company will furnish to each Holder of Registrable Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request


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exhibits), which documents will be subject to the review (for a reasonable
Period of time in light of all facts and circumstances) of each Holder and the underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any Supplement thereto including any documents incorporated by reference therein) with the Commission if (i) the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object to such filing or
(ii) information in such registration statement or prospectus concerning a particular Registered Holder is inaccurate.

            (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective until the earlier of the dates referred to in clauses (i) and (ii) of Section 5(a) hereof and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the commission pursuant to Rule 424 under the Act.

            (c) Furnish to the Registered Holders such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents, as they may reasonably request in order to facilitate the disposition of Registered Securities owned by them.

            (d) Use its best efforts to register and qualify the Registered Securities under such other securities laws of such jurisdictions as shall be reasonably requested by any Registered Holder and do any and all other acts and things which may be reasonably necessary or advisable to enable each Registered Holder to consummate the disposition of the Registered Securities owned by such Holder in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify generally to transact business in any such states or jurisdictions; and provided further that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the Registered Securities shall be qualified shall require that expenses incurred in connection with the qualification of the Registered Securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Registered Holders pro rata, to the extent required by such jurisdiction.

            (e) Promptly notify each Registered Holder at any time when a prospectus is required to be delivered under the Act


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relating to the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registered Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

            (f) Make available for inspection by any Registered Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Registered Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such Registered Holder, underwriter, attorney, accountant or agent in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure.

            (g) Promptly notify the Registered Holders and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing and provide copies of any relevant documents relating to: (1) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or Post-effective amendment thereto and, with respect to the registration statement and any amendment or post-effective amendment thereto, the declaration of the effectiveness of such documents, (2) any comment letters from or requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registered Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

            (h) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain the withdrawal of any such order, if entered.

            (i) If reasonably requested by any underwriter or a Registered Holder in connection with any underwritten offering,



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incorporate in a prospectus supplement or post-effective amendment such information as the underwriters and the Holders of a majority of the Registered Securities agree should be included therein relating to the sale of the Registered Securities, including, without limitation, information with respect to the number of Registered Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten offering of the Registered Securities to be sold in such offering, and make all required filings of such Prospectus Supplement or Post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

            (j) Cooperate with the Registered Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates evidencing Registered Securities and not bearing any restrictive legends, and enable such Registered securities to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of Registered Securities to the underwriters.

            (k) Provide a transfer agent, registrar and CUSIP number for all Registrable Securities not later than the effective date of the registration statement.

            (l) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of any underwritten offering, (i) make such representations and warranties to the Registered Holders and the underwriters, if any, with respect to the Registered Securities and the registration statement as are customarily made by issuers to underwriters in primary underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which opinions shall be reasonably satisfactory to the underwriters, if any, and to the Holders of a majority of the Registered Securities) addressed to each Registered Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters or their counsel; (iii) obtain "cold comfort" letters and updates thereof from the Company,s independent certified public accountants addressed to the Registered Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in *cold comfort" letters by underwriters in connection with primary underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registered Securities being sold and by the underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.


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            (m) Enter into such agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registered Securities and in such connection, in the case of an underwritten offering, enter into an underwriting agreement or other similar agreement in form, scope and substance as is customary in underwritten offerings which underwriting agreement shall set forth in full the indemnification provisions and procedures of Section 13 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

            (n) Use its best efforts to cause all Registered Securities included in such registration statement to be listed, by the date of first sale of Registered Securities pursuant to such registration statement, on each securities exchange on which shares of Common Stock are then listed or proposed by the Company to be listed, if any.

            (o) Provide such reasonable assistance in the marketing of the Registered Securities as is customary of issuers in public offerings (including participation by its senior management in "road shows"), subject to reasonable time and expense constraints.

            (p) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than forty-five (45) days after the end of any twelve (12) month period (i) commencing at the end of any fiscal quarter in which Registered Securities are sold to underwriters in a firm or best efforts underwritten offering, or (ii) if not sold to underwriters in such an offering, beginning with the first day of the first fiscal quarter of the Company commencing after the effective date of the registration statement.

         6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         7. Suspension of Disposition of Registrable Securities. Each Registered Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) or 5(g)(3) or (4) hereof, such Registered Holder will forthwith discontinue disposition of

Registered Securities until such Registered Holder's receipt of copies of a supplemented or amended prospectus contemplated by Section 5(e) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Registered Holder will deliver to the Company (at the expense of the company) all copies, other than permanent file copies then in such Registered Holder's possession, of the prospectus covering such Registered Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in Section 5(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(e) or 5(g)(3) or (4) hereof to and including the date when each Registered Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(e) hereof or the Advice.

                  8.       Expenses of Registration.

                           (a) Except as provided in Section 8(b) through 8(d)
hereof, all expenses incurred in connection with a registration pursuant to Sections 2, 3 or 4 (excluding underwriters' discounts and commissions), including, without limitation all registration and qualification fees, fees and disbursements of counsel for the Company, and, the reasonable fees and disbursements of one (1) counsel chosen by the Registered Holders owning a majority of the Registered Securities (or by the Registered Holders owning a majority of the Mezzanine Warrant Stock constituting Registered Securities in the case of a Mezzanine Demand Registration) shall be borne by the Company.

                           (b) If a registration proceeding is begun under
Section 2 but subsequently withdrawn at the request of the Registered Holders owning a majority of the Registered Securities (or at the request of Registered Holders owning a majority of the Mezzanine Warrant Stock constituting Registered Securities in the case of a Mezzanine Demand Registration) such Registered Holders shall have the option (exercisable by Registered Holders owning a majority of the Registered Securities, or a majority of the Mezzanine Warrant Stock constituting Registered Securities in the case of a Mezzanine Demand Registration) of either (i) reserving their right to such Demand Registration pursuant to Section 2, in which case the Registered Holders will pay all expenses of such registration proceeding, or (ii) waiving their right to one (1) Demand Registration under Section 2 (Section 2(a) if the registration proceeding originated with a demand under Section 2(a) hereof), in which case the Company will pay the expenses of such registration proceeding.

                           (c) Registered Holders may withdraw a request made
within forty-five (45) days after the end of the fiscal year if the audited financial statements of the Company for such year and at such year-end materially and adversely differ from the financial information furnished to such Holders by the Company at the time of their request, in which event such Registered Holders shall not be required to pay any of the expenses of such withdrawn registration and such withdrawn registration shall be treated for all purposes of this Agreement, including without limitation Section 2(d) hereof, as if it had never occurred.

                           (d) All expenses incurred in connection with a
registration which are, under this Section 8. to be borne by Registered Holders shall be borne pro rata by the Registered Holders on the basis of the number of such Holder's Registered Securities (or Registrable Securities proposed to be registered, as the case may be); Provided, however, that if any such cost or expense is attributable solely to one Registered Holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to and borne by that Registered Holder.

                  9.       Underwriting Requirements: Priorities.

                           (a) (i) With respect to a Mezzanine Demand
Registration pursuant to Section 2(a), the Registered Holders owning a majority of the Mezzanine Warrant Stock included in the registration shall have the right to select the investment banker(s) and manager(s), if any, to administer such registration, subject to the approval of the Company, which will not be unreasonably withheld. With respect to a Non-Mezzanine Demand Registration pursuant to Section 2(b), the Registered Holders owning a majority of the Registered Securities shall have the right to select the investment banker(s) and manager(s) to administer such registration, subject to the approval of the Company, which will not be unreasonably withheld.

                           (ii) The Registered Holders owning a majority of the
Registered Securities included in any registration under Section 4 shall have the right to select the investment banker(s) and manager(s), if any, to administer the offering, if any, subject to the approval of the Company, which will not be unreasonably withheld.

                           (iii) The Company will have the right to select the
investment banker(s) and manager(s), if any, to administer any offering to which
Section 3 hereof is applicable.


                       (b) (i) if a registration under Section 2(a) hereof is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be registered by the

Mezzanine Warrant Holders and Demand Piggybackers exceeds the number of shares which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the Mezzanine Warrant Stock demanded to be registered under Section 2 (a) and the Mezzanine Warrant Stock held by Demand piggybackers (pro rata among the Holders thereof based on the number of shares of Mezzanine Warrant Stock such Holders have requested to be registered), (ii) second, Registrable Securities other than Mezzanine Warrant Stock owned by Demand Piggybackers (Pro rata among the Holders thereof on the basis of the number of Registrable Securities such Holders have requested to be registered); provided that, such aggregate Registered Securities shall not exceed the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold at the desired price.

                           (ii) If a registration under Section 2(b) hereof is
an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be registered exceeds the number of shares which can be sold at the desired price in such offering, then the Company will include in such registration Registrable Securities owned by Holders requesting registration of Registrable Securities with respect to such registration pro rata among such Holders on the basis of the number of Registrable Securities such Holders have requested to be registered; Provided that, such aggregate Registered Securities shall not exceed the number of Registrable Securities requested to be included therein which in the opinion of such underwriters can be sold at the desired price.

                           (iii) If a registration under Section 3 hereof is an
underwritten registration and the managing underwriters) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities held by the Holders (other than Management Investors) requesting to be included in such registration pursuant to Section 3 hereof (pro rata among the respective Holders thereof on the basis of the number of Registered Securities such Holders have requested to be registered); and (iii) third, the Registrable Securities held by the Management Investors requesting to be included in such registration pursuant to Section 3 hereof (pro rata among such Management Investors on the basis of the number of Registered Securities such Management Investors have requested to be registered).

                           (iv) If a registration under Section 4 hereof is an
underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be registered exceeds the number of shares which can be sold at the desired price in such offering, the.Company will include in such registration the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold at the desired price. Registrable Securities held by the Holders requesting to be included in such registration shall be included Pro rata among the respective Holders thereof on the basis of the number of Registrable Securities such Holders have requested to be registered.

                  (c) Notwithstanding the priorities set forth in Section 9(b), in the event Individual Investors request registration of Registrable Securities under Sections 2(a) (as Demand Piggybackers), 2(b), 3 or 4 hereof, such Management investors, or any one of them, shall be given priority over all other holders of Registrable Securities (other than Mezzanine warrant Holders) to the extent such priority is necessary to allow such Individual Investors to sell enough Registrable Securities to qualify any redemption of other Company securities from such Individual Investor occurring simultaneously with (or part of a series of related transactions with) such offering for sale or exchange treatment under Section 302(b)(2) of the Internal Revenue Code of 1986, as amended; provided that the priority provided by this subparagraph (c) shall not extend to Registrable Securities which constitute more than one and one-half percent (1.5%) of the outstanding Common Stock of the Company at the time of (and measured prior to) such redemption (the "Priority Inversion Percent"); and provided further that the rights provided to Individual Investors pursuant to this subparagraph (c) may be terminated by Holdings if Holdings shall, or shall cause the Company to, purchase the Priority Inversion Percent from the Individual Investor and thereby reduce the number of Individual Investors' Registrable Securities requested to be registered.

                  (d) In the case of a non-underwritten Demand Registration, the priorities provided in Section 9(b)(i) or (ii) shall apply in the event the number of shares salable (in the opinion of the Board of Directors) is less than the total number of Registrable Securities sought to be registered.

                  (e) No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  (f) The Company shall not grant registration rights to any person which impair in any way the priorities for inclusion in a registration set forth in this Section 9, including, without limitation, by providing any such person with higher priority than or equal priority to that provided to the Parties herein with regard to any registration statement filed by be Company, whether upon such person's demand or otherwise. In addition, in any demand registration rights granted to any such person, the Company shall provide that such demand registration rights shall be subject to a right of the Mezzanine Warrant Holders to render such a demand thereunder ineffective by making demand for registration under Section 2(a) of this Agreement in accordance with the procedures set forth in Section 2(b) hereof. Notwithstanding anything to,the contrary contained in this paragraph (f), nothing in this paragraph (f) shall restrict the Company's ability to register on Form S-8 (or any successor form) shares issuable upon exercise of options which may be granted pursuant to any Stock Option Plan adopted by the Company after the date hereof, providing for the issuance of shares of Common Stock to certain employees of the Company.

                  10.      Rule 144.

                           (a) The Company shall not be obligated under Section
2, 3 or 4 hereof to register or include in any registration statement Registrable Securities that any Holder has requested to be registered if the Company shall furnish such Holder with a written opinion of counsel to the Company, which opinion shall be reasonably satisfactory to such Holder, that all Registrable Securities that such Holder holds may be publicly offered, sold and distributed within a single ninety (90) day period without registration under the Act pursuant to Rule 144 promulgated by the Commission under the Act; provided, however, that the provisions of this Section 10(a) shall not apply if such Holder requesting registration shall provide to the Company written advice from a refutable investment banker reasonably satisfactory to such Holder and the Company, that the per share price reasonably likely to be attainable in a sale under Rule 144 (net of expenses of such sale) is not substantially as great as the per share price reasonably likely to be attainable pursuant to a Registration under the applicable section. The cost of obtaining a letter from an investment banker containing such advice shall be borne by the Company.

                           (b) At such time as the Company becomes subject to
the reporting requirements of the 1934 Act, the Company will file the reports required to be filed by it under the Act and the 1934 Act and the rules and regulations adopted by the Commission thereunder, and will use its best efforts to take such further action as any Holder of Registrable Securities may reasonably deem to be necessary, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

                  11.      Lockup Agreement.

                           (a) All Holders agree that, upon the request of and
to the extent required by the underwriter(s) managing (i) an initial underwritten public offering of Common Stock, or (ii) any other registration of Common Stock at the time of which such Holder is a Restricted Holder (as defined in this section 11(a)), such Holders will not sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the Prior written consent o the Company or such underwriters), as the case may be, during the seven (7) days prior to, and during the one hundred twenty (120) day period beginning on, the effective date of such registration as the Company or the underwriters) may specify. For purposes of this section 11(a), "Restricted Holder shall mean any Holder who owns five Percent (5%) or more of the then outstanding Common Stock ("5% Holder"), any director or officer of the Company (without regard to his or her level of ownership of Common Stock), or any Holder whose Registrable Securities are being included in the registration (without regard to the amount of Registrable securities being registered): Any lockup imposed on Holders pursuant to clause (i) of this Section 11(a) shall be imposed on all Holders and any lockup imposed on Restricted Holders pursuant to clause (ii) of this Section 11(a) shall be imposed on all Restricted Holders.

                           (b) The Company agrees (i) not to effect any public
sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the one hundred twenty (120) day period beginning on the effective date of any registration statement related to an registered underwritten public offering pursuant to which Registrable Securities are to be sold (except as Part of such underwritten registration or pursuant to registrations on Form S8 or any successor form), unless the underwriters) managing the registered public offering otherwise agree, and (ii) to use its best efforts to cause each holder of at least five percent (5%) (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, in either case purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  12. Transfer of Registration Rights. Provided that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to Which the rights under this Agreement are being assigned, the registration rights under this Agreement may be transferred in whole or in part in connection with the transfer of Registrable Securities. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof the registration rights under this Agreement shall not be transferred in connection with such transfer unless such transfer complies with all such covenants, agreements and other undertakings. In all cases, such registration rights shall not be transferred unless the transferee thereof executes a Counterpart.

                  13. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                      (a) To the full extent permitted by law, the Company will and hereby does (i) indemnify and hold harmless each Holder, each director, officer, partner, employee, or agent of or for such Holder, any underwriter (as defined in the Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances under which it was made or necessary to make the statements therein not misleading, or arise out of any violation by the company of any securities law, rule or regulation applicable to the Company and relating to action or inaction required of the company in connection with any such registration; and (ii) will reimburse each such person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 13(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary Prospectus, final prospectus, or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Holder, underwriter or controlling person.

                      (b) To the full extent permitted by law, each Holder requesting or joining in a registration under this Agreement will and hereby does (i) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and any Underwriter (as defined in the Act) for the Company, each other holder and each person, if any, who controls such other Holder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, other Holder or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and (ii) reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, other Holder, controlling person or underwriter attributable to investigating or defending any loss, claim, damage, liability or action indemnified by such Holder pursuant to clause (i); provided however, that the indemnity agreement contained in this Section 13(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed).

                  In no event shall the liability of any Registered Holder be greater than the dollar amount of the proceeds received by such Registered Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                      (c) Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, if prejudicial to any material extent to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 13 to the extent so prejudiced, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this
Section 13.

                     (d) If the indemnification provided for in this Section 13 is for any reason, other than pursuant to the terms thereof, held to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying and indemnified parties from the offering of Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or otherwise results in a materially inequitable result (as determined by the Board of Directors of the Company in its reasonable discretion), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying and indemnified parties in connection with the statements) or omissions) which resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by such party bears to the total net proceeds from the offering received by all parties. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or a Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  14. Remedies. In addition to being entitled to exercise all rights provided in this Agreement as well as all rights granted by law, including recovery of damages, each Holder of Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees not to raise the defense in any action for specific performance that a remedy at law would be adequate.

                  15. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of all of the Holders; provided, however, that any such waiver or consent will be effective against any Holder actually executing a written waiver or consent whether or not other Holders of the outstanding Registrable Securities grant such waiver or consent.


                  16. Filing Notices and Copies. The Company shall provide to each Holder of Registrable Securities such number of copies of any registration statement, amendment thereto (including post-effective amendments) or other report, document or notice that is filed with the Securities and Exchange Commission or other authority under the securities laws, as may be reasonably requested by such Holder of Registrable Securities. in addition, the Company shall provide prior notice to any Holder of Registrable Securities of any such filing of a registration statement or amendment thereto, provided that the foregoing notice provision shall not shorten any other advance notice provision contained in this Agreement.

                  17. Notices. All notices and other communications hereunder shall be in writing and shall be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier services, charges prepaid, or by telecopier, to such party's address (or to such party's telex, TWX, telecopier or telephone number). If the notice is sent by mail, it shall be deemed to have been given to the person entitled thereto five (5) business days after being deposited in the United States mail, and if the notice is sent by telegraph or courier services, it shall be deemed to have been given to the person entitled thereto one (1) business day after deposited with a telegraph office or courier service for delivery to that person or, in the case of telex, TWX, or telecopy when dispatched.

                  If to Holdings, to:

                           Kirkland Holdings L.L.C.
                           101 Federal Street
                           Boston, MA  02110
                           Attention: David M. Mussafer
                           Telecopy No.: (617) 951-0566

                  With a copy to:

                           Pepper, Hamilton & Scheetz
                           3000 Two Logan Square
                           Philadelphia, PA  19103
                           Attention:  Julia D. Corelli, Esq.
                           Telecopy No.:  (215) 981-4750

                  If to the Management Investors or any Company (including the Representative), to:

                           Kirkland's, Inc.
                           P.O. Box 7222
                           Jackson, TN 38303-7222
                           Attention:  Carl Kirkland
                           Telecopy No.: (901) 664-9345


                  With a copy to:

                           Baker, Donelson, Bearman & Caldwell
                           20th Floor
                           First Tennessee Building
                           165 Madison Avenue
                           Memphis, TN 38103
                           Attention:  Robert Walker, Esq.
                           Telecopy No.:  (901)577-2303

                  If to Robert Kirkland, to:

                           CBK, Ltd.
                           600 East Sherwood
                           Union City, Tennessee 38261
                           Attention:  Robert Kirkland
                           Telecopy No.: (901) 885-3857

                  With a copy to:

                           Wyatt, Tarrant & combs
                           6075 Poplar Avenue, Suite 650
                           Memphis, Tennessee 38119
                           Attention: Nash Neyland, Esquire
                           Telecopy No.: (901) 537-1010

                  If to Mezzanine Warrant Holders, to:

                           Capital Resource Lenders II, L.P.
                           85 Merrimac Street
                           Suite 200
                           Boston, MA  02114
                           Attention:  Alexander S. McGrath
                           Telecopy No.: (617) 723-9819

                           Allied Capital Corporation
                           and
                           Allied Capital Corporation II
                           1666 K Street, N.W.
                           Suite 901
                           Washington, D.C.  20006
                           Attention:  Susan Gallagher
                           Telecopy No.: (202) 659-2053

                           The Marlborough Capital Investment Fund, L.P. 399 Boylston Street
                           Boston, MA  02116
                           Attention:  Margaret Laroix
                           Telecopy No.: (617)421-9631

                           Capital Trust Investments, Ltd.
                           575 Fifth Avenue, 40th Floor
                           New York, NY  10017
                           Attention:  John P. Oswald
                           Telecopy No.: (212) 490-6950

                  With a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, MA  02110
                           Attention:  Andrew E. Taylor, Jr., Esquire
                           Telecopy No.: (617) 248-7100

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

                  18. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  19. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  20. Governing Law. This Agreement shall be governed by and construes in accordance with the laws of the State of Delaware.

                  21. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained imp herein shall not be affected or impaired thereby.

                  22. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                  23. Parties Benefitted. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

                  24. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns including, without limitation, subsequent Holders of Registrable Securities agreeing to be bound by all and the terms and conditions of this Agreement.


                        [SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement under seal on the date first above written.


                                  CAPITAL RESOURCE LENDERS II, L.P., by
                                  CAPITAL RESOURCE PARTNERS II, L.P., its
                                  General Partner


                                  By: /s/ Robert C. Ammerman
                                     -----------------------------------
                                     Title: General Partner


                                  ALLIED CAPITAL CORPORATION


                                  By: /s/ Susan Gallagher
                                     -----------------------------------
                                  Title: SVP
                                        --------------------------------



                                  ALLIED CAPITAL CORPORATION II


                                  By: /s/ Susan Gallagher
                                     -----------------------------------
                                  Title: SVP
                                        --------------------------------

                                  THE MARLBOROUGH CAPITAL INVESTMENT FUND,
                                  L.P., by MARLBOROUGH CAPITAL MANAGEMENT,
                                  L.P., its general partner,


                                  By: /s/ Margaret Lanoix
                                     -----------------------------------
                                  Name: Margaret Lanoix, its authorized
                                        partner

                                  CAPITAL TRUST INVESTMENTS, LTD.


                                  By: /s/ John Oswald
                                     -----------------------------------
                                  Title: Attorney-in-fact
                                         -------------------------------


                                  KIRKLAND HOLDINGS L.L.C.


                                  By:/s/ David M. Mussafer
                                     -----------------------------------
                                  Title:
                                        --------------------------------


ATTEST:                           KIRKLAND'S, INC.



By: /s/ Robert S. Alderson        By: /s/ Carl Kirkland
   -----------------------        -------------------------------------
Title:  VP/Sec                    Title: President
                                        -------------------------------

         Corporate Name
         --------------

101      Kirkland's of Carolina, Inc.
102      Kirkland's of Charlotte, Eastland Mall, Inc.
103      Kirkland's of Tennessee, Inc.
104      K. C. Corp, Inc.
107      Kirkland's of Greensboro, Four Seasons Mall, Inc.
109      Kirkland's of Fayetteville, Cross Creek Mall, Inc.
110      Kirkland's of Wilmington, Independence Mall, Inc.
111      Kirkland's III, Jackson-Metro Center, Inc.
114      Kirkland's of Memphis, TN, Laurelwood Shopping Center, Inc.
115      Kirkland's of Ridgeland, MS, Northpark Mall, Inc.
116      Kirkland's of Knoxville, East Towne Mall, Inc.
117      Kirkland's of Huntsville, Madison Square Mall, Inc.
118      Kirkland's of Valley View Mall, Roanoke, VA, Inc.
119      Kirkland's of Nashville, Hickory Hollow Mall, Inc.
120      Kirkland's of Birmingham, Riverchase Galleria, Inc.
121      Kirkland's of Chattanooga, Eastgate Center Mall, Inc.
122      Kirkland's of Briarcliffe Mall, Myrtle Beach, South Carolina, Inc.
123      Kirkland's of Pecanland Mall, Monroe, LA, Inc.
125      Kirkland's of Towne Center at Cobb, Kennesaw, GA, Inc.
126      Kirkland's of Gwinnett Place, Duluth, GA, Inc.
127      Kirkland's of Rivergate Mall, Nashville, TN, Inc.
128      Kirkland's of Peachtree Mall, Columbus, GA, Inc.
129      Kirkland's of Cumberland Mall, Atlanta, GA, Inc.
130      Kirkland's of Hamilton Place Mall, Chattanooga, TN, Inc.
131      Kirkland's of Houston Galleria, Houston, TX, Inc.
132      Kirkland's of Mall of Memphis, Memphis, TN, Inc.
134      Kirkland's of Woodland Hills Mall, Tulsa, OK, Inc.
135      Kirkland's of Dayton Mall, Dayton, OH, Inc.
136      Kirkland's of Oxmoor Center, Louisville, KY, Inc.
137      Kirkland's of South Square Mall, Durham, NC, Inc.
138      Kirkland's of Valley View Center, Dallas, TX, Inc.
139      Kirkland's of Chesterfield Towne Center, Richmond, VA, Inc.
140      Kirkland's of Park Plaza, Little Rock, AR, Inc.
141      Kirkland's of Montgomery Mall, Montgomery, AL, Inc.
142      Kirkland's of Southlake Mall, Atlanta, GA, Inc.
143      Kirkland's of Southpark Mall, Richmond, VA, Inc.
144      Kirkland's of Eastland Mall, Evansville, IN, Inc.
145      Kirkland's of Fayette Mall, Lexington, KY, Inc.
146      Kirkland's of Hickory Ridge Mall, Memphis, TN, Inc.
148      Kirkland's of Regency Square Mall, Jacksonville, FL, Inc.
149      Kirkland's of McCain Mall, Little Rock, AR, Inc.
150      Kirkland's of River Ridge Mall, Lynchburg, VA, Inc.
151      Kirkland's of Bel Air Mall, Mobile, AL, Inc.
152      Kirkland's of The Mall at Barnes Crossing, Tupelo, MS, Inc.
153      Kirkland's of Cortana Mall, Baton Rouge, LA, Inc.
154      Kirkland's of Bellevue Center, Nashville, TN, Inc.
155      Kirkland's of Tri-County Mall, Cincinnati, OH, Inc.
156      Kirkland's of The Mall of the Avenues, Jacksonville, FL,
         Inc.
157      Kirkland's of Eastwood Mall, Birmingham, AL, Inc.
158      Kirkland's of Lakeside Mall, New Orleans, LA, Inc.
159      Kirkland's of Carolina Place, Charlotte, NC, Inc.

#        Corporate Name
-        --------------
160      Kirkland's of Cary Village Mall, Raleigh, NC, Inc.
161      Kirkland's of CoolSprings Galleria, Nashville, TN, Inc.
162      Kirkland's of Kenwood Town Center, Cincinnati, OH, Inc.
163      Kirkland's of Saint Louis Galleria, St. Louis, MO, Inc.
164      Kirkland's of Wiregrass Commons Mall, Dothan, AL, Inc.
166      Kirkland's of Florace, Florace, KY, Inc.
167      Kirkland's of Acadiana Mall, Lafayette, LA, Inc.
168      Kirkland's of Padre Staples Mall, Corpus Christi, TX, Inc.
169      Kirkland's of Belden Village, Canton, OH, Inc.
170      Kirkland's of West Oaks Mall, Houston, TX, Inc.
171      Kirkland's of Charleston Towne Center, Charleston, W.VA,
         Inc.
172      Kirkland's of Crestwood Plaza, St. Louis, MO, Inc.
173      Kirkland's of White Marsh Mall, Baltimore, MD, Inc.
174      Kirkland's of Collin Creek Mall, Dallas, TX, Inc.
175      Kirkland's of Baybrook Mall, Houston, TX, Inc.
176      Kirkland's of Governor's Square, Tallahassee, FL, Inc.
178      Kirkland's of Barton Creek Mall, Austin, TX, Inc.
179      Kirkland's of Highland Mall, Austin, TX, Inc.
180      Kirkland's of Battlefield Mall, Springfield, MO, Inc.
181      Kirkland's of Penn Square Mall, Oklahoma City, OK, Inc.
182      Kirkland's of Oak Park Mall, Kansas City, KS, Inc.
183      Kirkland's of Mall St. Vincent, Shreveport, LA, Inc.
184      Kirkland's of Owings Mills Mall, Baltimore, MD, Inc.
185      Kirkland's of Oakwood Center, New Orleans, LA, Inc.
186      Kirkland's of The Mall at Johnson City, Johnson City, TN,
         Inc.
187      Kirkland's of Glenbrook Mall, Ft. Wayne, IN, Inc.
188      Kirkland's of North Pointe Mall, Atlanta, GA, Inc.
189      Kirkland's of Northpark Mall, Joplin, MO, Inc.
190      Kirkland's of Orlando Fashion Square, Orlando, FL, Inc.
191      Kirkland's of The Mall at Fairfield Commons, Dayton, OH,
         Inc.
192      Kirkland's of St. Charles Towne Center, Waldorf, MD Inc.
193      Kirkland's of Regency Mall, Florence, AL, Inc.
194      Kirkland's of South Plains Mall, Lubbock, TX, Inc.
195      Kirkland's of The Parks at Arlington, Ft. Worth, TX, Inc.
196      Kirkland's of Parma Town Mall, Cleveland, OH, Inc.
197      Kirkland's of St. Clair Square, St. Louis, MO, Inc.
198      Kirkland's of Turtle Creek Mall, Hattiesburg, MS, Inc.
199      Kirkland's of The Woodlands, Houston, TX, Inc.
200      Kirkland's of Brandon Town Center, Tampa, FL, Inc.
201      Kirkland's of Memorial City Mall, Houston, TX, Inc.
202      Kirkland's of University Mall, Tuscaloosa, AL, Inc.
203      Kirkland's of Santa Rosa Mall, Fort Walton, FL, Inc.
204      Kirkland's of Panama City Mall, Panama City, FL, Inc.
205      Kirkland's of Town East Mall, Mesquite, TX, Inc.
206      Kirkland's of Kentucky Oaks Mall, Paducah, KY, Inc.
207      Kirkland's of Crabtree Valley Mall, Raleigh, NC, Inc.
208      Kirkland's of Oak Hollow Mall, High Point, NC, Inc.
209      Kirkland's of Fox Valley Mall, Chicago, IL, Inc.
210      Kirkland's of Hawthorne Mall, Chicago, IL, Inc.

 #                         Corporate Name
---                        --------------

212      Kirkland's of Orland Square, Chicago, IL, Inc.
214      Kirkland's of Coastland Mall, Naples, FL, Inc.
215      Kirkland's of Edgewater Mall, Biloxi, MS, Inc.
216      Kirkland's of Town Center Plaza, Kansas City, KS, Inc.
217      Kirkland's of Castleton Square, Indianapolis, IN., Inc.
218      Kirkland's of Cordova Mall, Pensacola, FL, Inc.
219      Kirkland's of University Park, South Bend, IN, Inc.
220      Kirkland's of Westgate Mall, Amarillo, TX, Inc.
221      Kirkland's of Westgate Mall, Spartanburg, SC, Inc.
222      Kirkland's of Meridian Mall, Lansing, MI, Inc.
223      Kirkland's of Cottonwood Mall, Albuquerque, NM, Inc.
224      Kirkland's of University Mall, Tampa, FL, Inc.




         By: /s/ Carl Kirkland
             -------------------------------
         Title: President
             -------------------------------

ATTEST:

         By: /s/ Robert E. Alderson
             -------------------------------
         Title: VP/Sec
             -------------------------------

                                                      /s/ Carl Kirkland
                                                      -----------------------
                                                          Carl Kirkland

                                                      /s/ Robert Kirkland
                                                      -----------------------
                                                          Robert Kirkland


                                                      /s/ Bruce Moore
                                                      -----------------------
                                                          Bruce Moore

                                                      /s/ Robert Alderson
                                                      -----------------------
                                                          Robert Alderson


                                                     [END OF SIGNATURES]

                                   Exhibit A

                                  COUNTERPART


          THIS INSTRUMENT forms part of the Registration Rights Agreement (the "Agreement") made as of the 11th day of June, 1996, among Kirkland Holdings L.L.C., Kirkland's, Inc., affiliates of Kirkland's, Inc., Carl Kirkland, Robert Kirkland, Bruce Moore, Robert Alderson, Capital Resource Lenders II, L.P., Allied Capital Corporation, Allied Capital Corporation II, The Marlborough Capital Investment Fund, L.P. and Capital Trust Investments, Ltd., and any additional Shareholders of the Companies (as defined in the Agreement), from time to time, which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule I) and having read the said Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the said Agreement shall be binding upon the undersigned as a Shareholder and such terms and conditions shall inure to the benefit of and be binding upon the undersigned and its successors and permitted assigns.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this ___ day of _________, 199__.


                                        -------------------------
                                        (Signature of Shareholder)


                                        -------------------------
                                        (Name in block letters)





                                       33